Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
CURRENT ASSETS:
Total cash, cash equivalents and short-term investments	$ 9,577	$ 11,903
Trade receivables	5,705	6,049
Other current assets	2,339	1,788
Total current assets	17,621	19,740
Deposits with insurance companies and severance pay fund	3,418	3,296
Net property and equipment	912	875
Net other assets	10,085	10,499
Total assets	32,036	34,410
CURRENT LIABILITIES:
Short-term bank credit	2,500	1
Trade payables	1,265	1,169
Accrued expenses and other liabilities	5,272	7,204
Deferred revenues	6,012	2,843
Total current liabilities	15,049	11,217
LONG-TERM LIABILITIES:
Accrued severance pay	4,677	4,453
Deferred tax liability	185	275
Total long-term liabilities	4,862	4,728
Total shareholders' equity	12,125	18,465
Total liabilities and shareholders' equity	$ 32,036	$ 34,410